UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2006

                                -----------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

            California               000-49844             46-0476193
         (State or other            (Commission         (I.R.S. Employer
  jurisdiction of incorporation)    File Number)      Identification Number)

                 27710 Jefferson Avenue
                       Suite A100
                  Temecula, California                        92590
         (Address of principal executive offices)          (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 1.01  Entry Into a Material Definitive Agreement.

         On December 20, 2006, the Board of Directors of Temecula Valley Bank ("Bank"), the principal subsidiary of Temecula Valley Bancorp Inc. ("Company"), and the Board of Directors of the Company took action with respect to director compensation. These changes are described in the attached exhibits.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

         On December 20, 2006, the Board of Directors of the Bank, the principal subsidiary of the Company, upon the recommendation of its Executive Officer Compensation Committee, approved changes in executive officer compensation. These changes are described in the attached exhibits.


Item 9.01. Financial Statements and Exhibits.

           (a) Financial Statements of Businesses Acquired. Not Applicable.

           (b) Pro Forma Financial Information. Not applicable.

           (c) Shell Company Transactions. Not applicable.

           (d) Exhibits.

           Exhibit No.           Description
           -----------           -----------

              10.1     Director Compensation

              10.2     Executive Officer Compensation

              10.3 Third Amendment to Employment Agreement between Temecula Valley Bank and Stephen H. Wacknitz dated as of December 26, 2006.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TEMECULA VALLEY BANCORP INC.


Date: December 26, 2006                    By: /s/ STEPHEN H. WACKNITZ
                                               -----------------------
                                               Stephen H. Wacknitz
                                               Chief Executive Officer and
                                               President